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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)             July 15, 2002
                                                                  -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

   Laws of the United States             033-99442-01          51-0269396
   -------------------------             ------------          ----------
(State or other jurisdiction of        (Commission File       (IRS Employer
 incorporation or organization)            Number)        Identification Number)

201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)

                                  302/594-4000
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               Registrant's telephone number, including area code

                                       N/A
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   (Former name, former address and former fiscal year, if changed since last report)

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Item 5.   Other Events

     The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements, Pro Forma financial Statements and Exhibits
                         See separate index to exhibits.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST USA BANK, NATIONAL ASSOCIATION
                                   As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST


                                   By: /s/ Michael J. Grubb
                                       ---------------------------------------
                                       Name:  Michael J. Grubb
                                       Title: First Vice President

Date: July 15, 2002
      -------------

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                                INDEX TO EXHIBITS

Exhibit Number      Exhibit
--------------      -------

    28.1            Excess Spread Analysis
    28.2            Series 1999-1 Monthly Servicing Certificate - June 30, 2002
    28.3            Monthly Series 1999-1 Certificateholder's Statement - June
                    30, 2002
    28.4            Series 2000-1 Monthly Servicing Certificate - June 30, 2002
    28.5            Monthly Series 2000-1 Certificateholders' Statement - June
                    30, 2002